UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2019

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38289	26-1119726
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On February 11, 2019, Avaya Holdings Corp. (the “Company”) issued an earnings release announcing its financial results for its first quarter of fiscal 2019. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on February 11, 2019 (the “Original Form 8-K”). This amendment to Original Form 8-K (“Amendment No. 1”) is being filed solely to correct an inadvertent error in the earnings release, as described below.

Item 2.02. Results of Operations and Financial Condition

The Company is filing this Amendment No. 1 to the Original Form 8-K that furnished as Exhibit 99.1 thereto the Company’s February 11, 2019 press release announcing results for the first quarter of fiscal 2019 ended December 31, 2018 (the “Original Earnings Release”). Attached as Exhibit 99.1 to this Amendment No. 1 is an updated final page to the press release announcing results for the first quarter of fiscal 2019 ended December 31, 2018 (“Updated Reconciliation”) which corrects an inadvertent error reported in the Original Earnings Release within the Company’s “Reconciliation of ASC 606 to ASC 605 GAAP Results.”  In the Original Earnings Release, the Company included a reconciliation of GAAP Product Revenue as calculated under ASC 606, the new revenue recognition standard, to Product revenue as calculated under the old standard, ASC 605. The Company inadvertently reported the ASC 606 impact to Products revenue as $22 million, while the correct amount was $30 million. This error also caused Gross Profit and Operating Income calculated under the old standard to be overstated by the same amount. This error only impacted the amount previously reported as Products revenue under ASC 605 and did not impact the Company’s GAAP results under ASC 606 or the guidance included in the Original Earnings Release. The Updated Reconciliation is furnished as Exhibit 99.1 and is available within the Original Earnings Release and the CFO Commentary on First Quarter Fiscal 2019 Results on the Company’s investor relations website at https://investors.avaya.com.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
99.1	Updated Reconciliation from the Press Release, dated February 11, 2019, entitled “Avaya Reports First Quarter Fiscal 2019 Financial Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: February 14, 2019	By:	/s/ Patrick J. O’Malley, III
	Name:	Patrick J. O’Malley, III
	Title:	Senior Vice President and Chief Financial Officer